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                                                                      Exhibit 24


                                POWER OF ATTORNEY
                                -----------------

         Each director and/or officer of FindWhat.com (the "Company") whose signature appears below hereby appoints Phillip R. Thune as the undersigned's attorney to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Annual Report on Form 10-KSB (the "Form 10-KSB") for the fiscal year ended December 31, 2000, and likewise to sign and file with the Commission any and all amendments to the Form 10-KSB, and the Company hereby also appoints such person as its attorney-in-fact with like authority to sign and file the Form 10-KSB and any amendments thereto granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 30th day of March, 2001

SIGNATURE                                                   TITLE

/s/ Craig A. Pisaris Henderson                              President, Chief Executive Officer, Secretary and
- ------------------------------                              Director
Craig A. Pisaris Henderson


/s/ Courtney P. Jones                                       Chairman and Director
- ------------------------------
Courtney P. Jones


/s/ Robert D. Brahms                                        Vice-Chairman and Director
- ------------------------------
Robert D. Brahms

/s/ Phillip R. Thune                                        Chief Financial Officer, Chief Operating Officer,
- ------------------------------                              Treasurer
Phillip R. Thune

/s/ David M. Medinis                                        Director
- ------------------------------
David M. Medinis

/s/ Lee S. Simonson                                         Director
- ------------------------------
Lee S. Simonson

/s/ Kenneth E. Christensen                                  Director
- ------------------------------
Kenneth E. Christensen

/s/ Martin G. Berger                                        Director
- ------------------------------
Martin G. Berger